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                                                                      EXHIBIT 21

                                MASCO CORPORATION
                            (A DELAWARE CORPORATION)


Subsidiaries as of January 31, 2003*

                                                                                        JURISDICTION OF
         NAME                                                                    INCORPORATION OR ORGANIZATION
         ----                                                                    -----------------------------
Alsons Corporation                                                                         Michigan
American Shower & Bath Corporation                                                         Michigan
Aqua Glass Corporation                                                                     Tennessee
         Tombigbee Transport Corporation                                                   Tennessee
Aran World, Inc.                                                                           Delaware
Arrow Fastener Co., Inc.                                                                   New Jersey
Baldwin Hardware Corporation                                                               Pennsylvania
Bath Unlimited, Inc.                                                                       Delaware
Behr Holdings Corporation                                                                  Delaware
         Behr Process Corporation                                                          California
                  Behr Paint Corp.                                                         California
                  BEHR PAINTS IT!, INC.                                                    California
                  Behr Process Canada Ltd.                                                 Alberta, Canada
                  BPC Realty LLC                                                           Delaware
                  Standard Brands Paint Company, Inc.                                      California
         ColorAxis, Inc.                                                                   California
Brass-Craft Manufacturing Company                                                          Michigan
         Brass-Craft Holding Company                                                       Michigan
                  Brass-Craft Canada Ltd.                                                  Canada
                  Tempered Products, Inc.                                                  Taiwan
         Brass-Craft Western Company                                                       Texas
         Plumbers Quality Tool Mfg. Co., Inc.                                              Michigan
         Thomas Mfg. Company Inc. of Thomasville                                           North Carolina
Brasstech, Inc.                                                                            California
Brugman, L.L.C.                                                                            Delaware
Brush Creek Ranch II, Inc.                                                                 Missouri
Cal-Style Furniture Mfg. Co.                                                               California
Chatsworth Bathrooms, Inc.                                                                 Delaware
Cobra Products, Inc.                                                                       Delaware
d-Scan, Inc.                                                                               Delaware
Epic Fine Arts Company                                                                     Delaware
         Beacon Hill Fine Art Corporation                                                  New York




*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
         NAME                                                                    INCORPORATION OR ORGANIZATION
         ----                                                                    -----------------------------
         Canyon Road Corporation                                                           New Mexico
The Faucet-Queens Inc.                                                                     Delaware
Gamco Products Company                                                                     Delaware
Hansgrohe AG (37.35%) *       Masco GmbH owns 27% of Hansgrohe AG                          Germany
                              (see subsidiaries listed under Hansgrohe
                              AG under Masco GmbH)
H & H Tube & Manufacturing Company                                                         Michigan
Jarry Realty, Inc.                                                                         Florida
KraftMaid Cabinetry, Inc.                                                                  Ohio
         KraftMaid Trucking, Inc.                                                          Ohio
Landex, Inc.                                                                               Michigan
Landex of Wisconsin, Inc.                                                                  Wisconsin
Liberty Hardware Mfg. Corp.                                                                Florida
The Marvel Group, Inc.                                                                     Delaware
Masco Asia Pacific Pte Ltd                                                                 Singapore
Masco Building Products Corp.                                                              Delaware
         Computerized Security Systems, Inc.                                               Michigan
         Weiser Lock Corporation                                                           California
                  Weiser Lock Mexico S.A. de C.V.                                          Mexico
         Weiser Thailand                                                                   Thailand
         Winfield Locks, Inc.                                                              California
Masco Cabinetry Holdings, Inc.                                                             Delaware
         Masco Cabinetry, L.L.C.                                                           Delaware
                  Texwood Industries, L.P. (99%)                                           Delaware
         Texwood Industries, L.P. (1%)                                                     Delaware
Masco Capital Corporation                                                                  Delaware
         Masco Holdings Limited                                                            Delaware
Masco Conference Training Center:  Metamora, Inc.                                          Michigan
Masco Contractor Services, Inc.                                                            Delaware
         Insulpro Industries Inc.                                                          Canada
                  894852 Ontario Ltd.                                                      Ontario
                  Arctic Installations (1979) Ltd.                                         British Columbia
                  FCI Insulation Systems, Ltd.                                             British Columbia
                  Ideal Insulation Ltd.                                                    Saskatchewan
                  Inland Spray On Inc.                                                     British Columbia
                  Insulpro (Kelowana) Ltd.                                                 British Columbia
         Masco Contractor Services Central, Inc.                                           Florida





*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
         NAME                                                                    INCORPORATION OR ORGANIZATION
         ----                                                                    -----------------------------
                  American National Services Corporation                                   Delaware
                  ContractorProducts.com, Inc.                                             Delaware
                  SCE Services, Inc.                                                       Delaware
                  Williams Consolidated Delaware, L.L.C.                                   Delaware
                           Williams Consolidated I, Ltd.                                   Texas
         Masco Contractor Services East, Inc.                                              Delaware
                  Cary Commercial Corporation                                              Delaware
                  Pender-Pettus Insulating, Inc.                                           North Carolina
                  Superior Contracting Corporation                                         Delaware
         Masco Contractor Services West, Inc.                                              California
                  Coast Insulation Contractors, Inc.                                       California
                  InsulPro Projects, Inc.                                                  Washington
                  Sacramento Insulation Contractors                                        California
                  Schmid Insulation Contractors, Inc.                                      California
         Service Partners, LLC                                                             Virginia
                  Service Partners Distribution, LLC                                       Virginia
                           ADI, LLC                                                        Virginia
                           APEC, LLC                                                       Virginia
                           Cell-Pak, Inc.                                                  Alabama
                           Denver Southwest, LLC                                           North Carolina
                                    Denver Southwest, LP (1%)                              Virginia
                           Denver Southwest, LP (99%)                                      Virginia
                           Houston Enterprises, LLC                                        Virginia
                           Industrial Products Co., LLC                                    Virginia
                           Insul-Mart, LLC                                                 Virginia
                           Insulation Supply, LLC                                          Virginia
                           Insulation Wholesalers, Inc.                                    California
                           Johnson Products, LLC                                           Virginia
                                    All-Weather Insulation Co., LLC                        Virginia
                           Moore Products, Inc.                                            Georgia
                                    Moore Products, LLC (53.8%)                            Virginia
                           Moore Products, LLC (46.2%)                                     Virginia
                           R-Factor, LLC                                                   Virginia
                           Renfrow Supply, LLC                                             Virginia
                           RSA Supply, Inc.                                                California
                           Service Partners of Georgia, LLC                                Virginia
                           Service Partners of the Carolinas, LLC                          Virginia




*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
         NAME                                                                    INCORPORATION OR ORGANIZATION
         ----                                                                    -----------------------------
                           Thermoguard Insulation Company, LLC                             Virginia
                           Virginia Gutter Supply, LLC                                     Virginia
                  United Contractors, LLC                                                  Virginia
                           A-1 Insulation, LLC                                             Virginia
                           Ace Insulation, LLC                                             Virginia
                           B & J Insulators of Virginia, LLC                               Virginia
                           B & J Insulators, LLC                                           Virginia
                           Badham Insulation, LLC                                          Virginia
                           Beard Insulation, LLC                                           Virginia
                           D's Insulation, LLC                                             Virginia
                           Dominion Insulation, Incorporated                               Virginia
                           Fiberfoil Insulation Company, LLC                               Virginia
                           Gede Insulation, LLC                                            Virginia
                           G. T. Duke Company, LLC                                         Virginia
                           Jenkins Insulation, LLC                                         Virginia
                           L&H Insulation, LLC                                             Virginia
                           Lilienthal Insulation Company, LLC                              Virginia
                           Polar Insulation, LLC                                           Virginia
                           Preferred Insulation & Fireplaces, LLC                          Virginia
                           Renfrow Insulation, LLC                                         Virginia
                           Richmond Insulation Company, LLC                                Virginia
                           Salem Insulation & Services, Inc.                               North Carolina
                           Sea Shores Insulation Co., LLC                                  North Carolina
                           Spokane Insulation, LLC                                         Virginia
                           Stafford Insulation and Home Products, LLC                      Virginia
                           Taylor Insulating Company, LLC                                  Virginia
                           The Insulator, LLC                                              Virginia
                           Thermac Insulation, Inc.                                        Washington
                           Triangle Energy, LLC                                            Virginia
                           U-Save Insulation and Fireplaces, LLC                           Virginia
                           U-Save Insulation and Fireplaces of N.C., LLC                   Virginia
                           Vest Insulation, LLC                                            Virginia
                           Washington Insulation, Inc.                                     Washington
                           Western Insulation, LP (99%)                                    California
                           Western Insulation Holdings, LLC                                California
                                    Western Insulation, LP (1%)                            California
Masco Corporation of Indiana                                                               Indiana



*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
         NAME                                                                    INCORPORATION OR ORGANIZATION
         ----                                                                    -----------------------------
         Delta Faucet Company of Tennessee                                                 Delaware
         Delta Faucet of Oklahoma, Inc.                                                    Delaware
         Delta Faucet Services (Thailand)                                                  Thailand
         Hydrotech, Inc.                                                                   Michigan
         Liberty Hardware U.K.                                                             United Kingdom
         Masco Canada Limited                                                              Ontario
                  3072002 Canada Limited                                                   Canada
         Masco Europe, Inc.                                                                Delaware
         Masco Europe SCS                                                                  Luxembourg
                  Masco Europe S.a.r.l.                                                    Luxembourg
                           Aran World s.r.l.                                               Italy
                           CSS Europe NV                                                   Belgium
                           GESTMasco - SGdePS Lda                                          Portugal
                                    Metalurgica Recor, S.A.                                Portugal
                           Masco Denmark ApS                                               Denmark
                                    Tvilum-Scanbirk A/S                                    Denmark
                                            Tvilum-Scanbirk GmbH                           Germany
                           GMU S.L.                                                        Spain
                                    Grumal, S.L.                                           Spain
                                            Laguntzaille, S.A.                             Spain
                                            Pemec, S.A.                                    Spain
                                            Perfima, S.A.                                  Spain
                                            Pevac, S.A.                                    Spain
                                            Seitu, S.A.                                    Spain
                                    XEY Corp. Empresarial, S.L.                            Spain
                                            Burcosa, S.A.                                  Spain
                                            Cobade, S.A.                                   Spain
                                            Comercial XEY, S.A.                            Spain
                                            Decox, S.A.                                    Spain
                                            Lindhogar, S.A.                                Spain
                                            Valcode, S.L.                                  Spain
                           Masco B.V.                                                      Netherlands
                                    Brugman International Services, B.V.                   Netherlands
                                            Brugman GmbH                                   Germany
                                            Remeha Polska                                  Poland
                                            Brugman Polska Sp. z.o.o.                      Poland
                                            Brugman Fabryka                                Poland






*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
         NAME                                                                    INCORPORATION OR ORGANIZATION
         ----                                                                    -----------------------------
                                            Brugman Radiatorenfabriek B.V.                 Netherlands
                                                     Brugman Heating Products              United Kingdom
                                                        Ltd.
                                            Brugman France SARL                            France
                                            Northor A/S                                    Denmark
                           Damixa A/S                                                      Denmark
                                    Damixa Armaturen GmbH                                  Germany
                                    Damixa SARL                                            France
                                    Damixa Nederland B.V.                                  Netherlands
                                    N.V. Damixa S.A.                                       Belgium
                                    Rubinetterie Mariani S.P.A. (49%)                      Italy
                           Masco Corporation Limited                                       United Kingdom
                                    A&J Gummers Limited                                    United Kingdom
                                    Avocet Hardware PLC                                    United Kingdom
                                            Avocet Security Products (Hong                 Hong Kong
                                                Kong) Ltd.
                                            Avocet Hardware (Taiwan) Ltd.                  Taiwan
                                            Avocet Security Products                       Hong Kong
                                                (Dongguan) Ltd. (65%)
                                            Avocet Suzhow (51%)                            China
                                    Berglen Group Limited                                  United Kingdom
                                    Bristan Group Limited                                  United Kingdom
                                    Cambrian Windows Limited                               United Kingdom
                                    DuraFlex Ltd                                           United Kingdom
                                    Griffin Windows Ltd                                    United Kingdom
                                            Techniglass Ltd                                United Kingdom
                                    Heritage Bathrooms PLC                                 United Kingdom
                                            Bristol Bathrooms Co. Ltd.                     United Kingdom
                                            Heritage Bathrooms Distribution                United Kingdom
                                              Ltd. Bristol
                                            CB Manufacturing Ltd.                          United Kingdom
                                    Kiloheat Limited                                       United Kingdom
                                    Moore Group Limited                                    United Kingdom
                                            Moores Furniture Group Limited                 United Kingdom
                                    NewTeam Ltd.                                           United Kingdom
                                    Premier Trade Frames Ltd.                              United Kingdom
                                    Weiser (U.K.) Ltd.                                     United Kingdom





*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
         NAME                                                                    INCORPORATION OR ORGANIZATION
         ----                                                                    -----------------------------
                           Masco Germany Holding                                           Germany
                                    Masco GmbH                                             Germany
                                            Alfred Reinecke GmbH & Co. KG                  Germany
                                            Alma Kuechen Aloys Meyer                       Germany
                                                   GmbH & Co. KG
                                            Dusakabin - Wien Austria                       Austria
                                            E. Missel GmbH & Co.                           Germany
                                            Gebhardt Flaektteknik Aktiebolag               Sweden
                                            H. Breuer GmbH & Co.                           Germany
                                            Gebhardt Ventilatoren GmbH &                   Germany
                                                Co.
                                            Gebhardt Singapore Pte Ltd                     Singapore
                                            Gebhart Ventiladores, S.L.                     Spain
                                            Hansgrohe AG (27%)                             Germany
                                                     DGmbh                                 Germany
                                                     Pontos GmbH                           Germany
                                                     Hansgrohe International,              Germany
                                                        Gmbh
                                                              Hans Grohe Pte.              Singapore
                                                                Ltd.
                                                              Hansgrohe Ltd.               China
                                                              Hansgrohe A/S                Denmark
                                                              Hansgrohe S.A.R.L.           France
                                                              Hans Grohe                   Austria
                                                                Hdl.ges.m.b.H.
                                                              Hansgrohe S.R.L.             Italy
                                                              Hansgrohe S.A.               Spain
                                                              Hans Grohe B.V.              Netherlands
                                                              Hans Grohe Ltd.              United Kingdom
                                                              Hans Grohe S.A.              Belgium
                                                              Hansgrohe A.B.               Sweden
                                                              Hans Grohe AG                Switzerland
                                                              Hans Grohe Sp.               Poland
                                                                Z.o.o.
                                                              Hans Grohe CS,               Czech Republic
                                                                s.r.o.
                                                              Hans Grohe Kft               Hungary



*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
         NAME                                                                    INCORPORATION OR ORGANIZATION
         ----                                                                    -----------------------------
                                                              Hans Grohe                   France
                                                                Wasselonne, S.A.
                                                              C.P.T. Holding B.V.          Netherlands
                                                              Hansgrohe Geberit            France
                                                                SAS
                                                              Hansgrohe, Inc.              Georgia
                                            Hueppe Belgium N.V./S.A.                       Belgium
                                            Hueppe GmbH                                    Austria
                                            Hueppe GmbH & Co.                              Germany
                                            Hueppe Kft.                                    Hungary
                                            Hueppe Sarl                                    France
                                            Hueppe SRO                                     Czech Republic
                                            Hueppe B.V.                                    Netherlands
                                            Hueppe Sp. z.o.o.                              Poland
                                            Hueppe Switzerland                             Switzerland
                                            Hueppe S.r.l.                                  Italy
                                            Intermart Insaat Malzemeleri                   Turkey
                                               Sanayi ve Ticaret AS
                                            Jung Pumpen                                    Austria
                                               HandelsgesellschaftmbH
                                            Jung Pumpen GmbH & Co.                         Germany
                                            Masco Mobiliario S.L.                          Spain
                                            Reser SL                                       Spain
                                            Rubinetterie Mariana S.P.A. (51%)              Italy
                                            SKS Stakusit-Bautechnik                        Germany
                                               Beteiligungs GmbH
                                            SKS Stakusit Bautechnik GmbH                   Germany
                                                 (99%) (1% owned by SKS
                                                 Stakusit-Bautechnik
                                                 Beteiligungs GmbH) *see
                                                 attached Schedule A
                           Vasco N.V.                                                      Belgium
                                   Imperial Towel Rails Ltd.                               United Kingdom
                                    Vamic BV                                               Netherlands
                                    Masco International Services B.V.B.A.                  Belgium
                                            Superia Radiatoren, N.V.                       Belgium





*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
         NAME                                                                    INCORPORATION OR ORGANIZATION
         ----                                                                    -----------------------------
                                    Dura Radiatoren                                        Netherlands
                                      B.V.
                                    Vasco GmbH                                             Germany
                                    Vasco Ltd. UK                                          Great Britain
                                    Vasco BC SA                                            France
                                    Vasco sp z.o.o.                                        Poland
                                    Masco Belgium BVBA                                     Belgium
                                            Thermic N.V.                                   Belgium
                                                     Thermic Italia S.r.l.                 Italy
                           Watkins Europe b.v.b.a.                                         Belgium
                  LTV Transport N.V.                                                       Belgium
         Weiser Inc.                                                                       Canada
Masco de Puerto Rico, Inc.                                                                 Puerto Rico
Masco Japan Ltd.                                                                           Delaware
Masco ML, Inc.                                                                             Delaware
Masco Philippines Inc.                                                                     Philippines
Masco Retail Sales Support, Inc.                                                           Delaware
         Baldwin Hardware Service, LLC                                                     Delaware
         KraftMaid Sales and Distribution, LLC                                             Delaware
         Mill's Pride Store Support, LLC                                                   Florida
Masco Services, Inc.                                                                       Delaware
Masco Support Services, Inc.                                                               Delaware
         Gebhardt Fans USA, LLC                                                            Delaware
Mascomex S.A. de C.V.                                                                      Mexico
Masterchem Industries, Inc.                                                                Missouri
Merillat Industries, LLC                                                                   Delaware
         Merillat Corporation                                                              Delaware
         Merillat Transportation Company                                                   Delaware
Milgard Manufacturing Incorporated                                                         Washington
Mill's Pride, Inc.                                                                         Connecticut
         Mill's Pride Chile Limitada                                                       Chile
         Mill's Pride Limited Partnership                                                  Ohio
                  Mill's Pride Pennsylvania, LLC (99%)                                     Ohio
         Mill's Pride LLC                                                                  Ohio
         Mill's Pride Premier, Inc.                                                        Ohio
         Premier Vanity Tops L.L.C.                                                        Ohio
         United Kitchens PLC (75%)                                                         United Kingdom





*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
         NAME                                                                    INCORPORATION OR ORGANIZATION
         ----                                                                    -----------------------------
Mirolin Industries Corporation                                                             Ontario
Morgantown Plastics Company                                                                Delaware
NCFII Holdings Inc.                                                                        Delaware
         North Carolina STM, Inc.                                                          Delaware
         Universal Furniture Limited                                                       Delaware
PowerShot Tool Company, Inc.                                                               Delaware
RDJ Limited                                                                                Bahamas
         Arrow Fastener (U.K.) Ltd.                                                        United Kingdom
         Jardel Distributors, Inc.                                                         Canada
Resources Conservation, Inc.                                                               Delaware
SM of Sioux Falls Disposition Inc.                                                         South Dakota
Thematic Advertising Productions, Inc.                                                     New Jersey
Vapor Tech (China) Co. Ltd.                                                                British Virgin Islands
         Vapor Tech (China) WOFE                                                           China
Vapor Technologies, Inc.                                                                   Delaware
Watkins Manufacturing Corporation                                                          California
         Hot Spring Spas New Zealand (50%)                                                 New Zealand
         Tapicerias Pacifico, SA de CV                                                     Mexico
Zenith Products Corporation                                                                Delaware













*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                   SCHEDULE A


                                                                                           JURISDICTION OF
         NAME                                                                        INCORPORATION OR ORGANIZATION
         ----                                                                        ------------------------------
The following entities are owned by SKS Stakusit Bautechnik GmbH, a Germany company:

Gielnik Komplett-Balkon Gmbh                                                                    Germany
SKS-Stakusit-Stahl-Kunststoff Gmbh                                                              Germany
         SKS GUS                                                                                Russia
         SKS France                                                                             France
         SKS Austria                                                                            Austria
         SKS Polska                                                                             Poland
         SKS Turkei                                                                             Turkey
         SKS Stakusit Rumanien SRL                                                              Romania
WEGO Dusseldorfer Finanz-Treuhand GmbH                                                          Germany
         Bauelemente Bertram GmbH                                                               Germany
                  High Tech Fenster-und Rolladenbau GmbH                                        Germany
                  BBD GmbH                                                                      Germany
         RH-Balkongelanderbau GmbH                                                              Germany
         Elket GmbH                                                                             Germany















*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.